CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  George  R.  Aylward,   President  of  Phoenix   Investment   Trust  97  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 8, 2007         /s/ George R. Aylward
     ----------------------      -----------------------------------------------
                                  George R. Aylward, President
                                  (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Investment Trust 97 (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 8, 2007         /s/ W. Patrick Bradley
     ----------------------      -----------------------------------------------
                                  W. Patrick  Bradley, Chief Financial Officer
                                  and Treasurer
                                  (principal financial officer)